UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                           ARENA PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-31161                   23-2908305
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)

               6166 Nancy Ridge Drive, San Diego, California 92121
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               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 453-7200
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              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1 Press release issued April 23, 2003, announcing financial results for the first quarter of 2003.

Item 9. Regulation FD Disclosure.

      Incorporated by reference is a press release issued by Arena Pharmaceuticals, Inc. on April 23, 2003, announcing financial results for the first quarter of 2003. The press release is attached hereto as Exhibit 99.1. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003                   Arena Pharmaceuticals, Inc.,
                                       a Delaware corporation

                                       By: /s/ Jack Lief
                                           -----------------------------------
                                           Jack Lief
                                           President & Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------

            99.1 Press release issued April 23, 2003, announcing financial results for the first quarter of 2003.